                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-65454) of PDVSA Finance Ltd. And Petroleos de Venezuela, S.A. of our report dated February 14, 2003 relating to the financial statements of LYONDELL-CITGO Refining LP, which appears in this Annual Report on Form 10-K of PDV America, Inc. for the year ended December 31, 2002.


PRICEWATERHOUSECOOPERS LLP

Houston, Texas
March 28, 2003